ASG GROWTH MARKETS FUND

Supplement dated May 13, 2013 to the ASG Growth Markets Fund Prospectus and Summary

Prospectus dated April 1, 2013, as may be revised and supplemented from time to time.

Effective immediately, the ASG Growth Markets Fund is no longer available for purchase by new investors.